January 15, 2025 43rd Annual J.P. Morgan Healthcare Conference Joe Papa President & CEO Exhibit 99.1

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or any of our businesses, our business strategy, future operations, future financial position, future revenues and earnings, our ability to achieve the objectives of our restructuring initiatives and divestitures, including our future results, projected costs, prospects, plans and objectives of management, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on our current intentions, beliefs, assumptions and expectations regarding future events based on information that is currently available. Readers should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement contained herein. Any such forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of USG funding for contracts related to procurement of our medical countermeasure ("MCM") products, including CYFENDUS® (Anthrax Vaccine Adsorbed (AVA) Adjuvanted), previously known as AV7909, BioThrax® (Anthrax Vaccine Adsorbed), and ACAM2000® (Smallpox (Vaccinia) Vaccine, Live) among others, as well as contracts related to development of medical countermeasures; the availability of government funding for our other commercialized products, including EbangaTM (ansuvimab-zykl) and BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F,G)-(Equine)); our ability to meet our commitments to quality and compliance in all of our manufacturing operations; our ability to negotiate additional USG procurement or follow-on contracts for our MCM products that have expired or will be expiring; the commercial availability and acceptance of over-the-counter NARCAN® (naloxone HCl) Nasal Spray; the impact of a generic and competitive marketplace on NARCAN® Nasal Spray and future NARCAN® Nasal Spray sales; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; our ability to provide Bioservices (as defined below) for the development and/or manufacture of product and/or product candidates of our customers at required levels and on required timelines; the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to negotiate further commitments related to the collaboration and deployment of capacity toward future commercial manufacturing under our existing Bioservices contracts; our ability to collect reimbursement for raw materials and payment of service fees from our Bioservices customers; the results of pending government investigations and their potential impact on our business; our ability to obtain final court approval of the proposed settlement agreement relating to the stockholder litigation, including our ability to satisfy the conditions of the proposed settlement, and the source of funds to be used to resolve the litigation, and the potential impact of the settlement agreement, if approved, on our business; our ability to comply with the operating and financial covenants required by our term loan facility under a credit agreement, dated August 30, 2024, our revolving credit facility under a credit agreement, dated September 30, 2024, and our 3.875% Senior Unsecured Notes due 2028; our ability to maintain adequate internal control over financial reporting and to prepare accurate financial statements in a timely manner; our ability to successfully manage our liquidity in order to continue as a going concern; the procurement of our product candidates by USG entities under regulatory authorities that permit government procurement of certain medical products prior to FDA marketing authorization, and corresponding procurement by government entities outside the United States; our ability to realize the expected benefits of the sale of our travel health business to Bavarian Nordic, the sale of RSDL® to SERB Pharmaceuticals and the sale of our drug product facility in Baltimore-Camden to Bora Pharmaceuticals Injectables Inc.; the impact of the organizational changes we announced in January 2023, August 2023, May 2024 and August 2024; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; the impact of cyber security incidents, including the risks from the unauthorized access, interruption, failure or compromise of our information systems or those of our business partners, collaborators or other third parties; the success of our commercialization, marketing and manufacturing capabilities and strategy; failure to successfully commercialize KLOXXADO®; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and need for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Readers should consider this cautionary statement, as well as the risks identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. Trademarks Emergent®, BioThrax®, BaciThrax®, BAT®, Trobigard®, Anthrasil®, CNJ-016®, ACAM2000®, NARCAN®, CYFENDUS®, TEMBEXA® and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners, including RSDL® (Reactive Skin Decontamination Lotion), which was acquired by SERB on July 31, 2024. Safe Harbor Statement/Trademarks PROPRIETARY AND CONFIDENTIAL

About Emergent

Joseph Papa President and Chief Executive Officer Richard Lindahl EVP, Chief Financial Officer and Treasurer Jessica Perl SVP, General Counsel and Corporate Secretary Paul Williams SVP, Products Business Coleen Glessner EVP, Quality, Ethics and Compliance Simon Lowry, M.D. Chief Medical Officer, Head of Research and Development Stephanie Duatschek SVP, Chief Strategy and  Transformation Officer Michelle Pepin SVP, Chief Human Resources Officer Bill Hartzel SVP, Manufacturing and Bioservices Emergent’s Executive Management Team

25+ Year Track Record in Public Health At Emergent, our mission is to protect, enhance, and save lives. We provide solutions for complex and urgent public health threats through a portfolio of medical countermeasures and treatments that we develop, manufacture and distribute to governments and consumers worldwide. We also offer targeted contract development and manufacturing services for pharmaceutical and biotechnology customers. PROPRIETARY AND CONFIDENTIAL Marketed Products & Employee data as of 12/31/24

# Emergent At-a-Glance

## PRODUCTS BUSINESS

### GOVERNMENT/MCM

**ANTHRAX**

ANTHRASIL® [Anthrax Immune Globulin Intravenous (Human)]

BioThrax® (Anthrax Vaccine Adsorbed)

CYFENDUS® (Anthrax Vaccine Adsorbed, Adjuvanted), formerly AV7909 raxibacumab injection
A fully human monoclonal antibody

**SMALLPOX**

ACAM2000® (Smallpox and Mpox (Vaccinia) Vaccine, Live)

TEMBEXA® (brincidofovir)

VIGIV® [Vaccinia Immune Globulin Intravenous (Human)]

**MPOX**

ACAM2000® (Smallpox and Mpox (Vaccinia) Vaccine, Live)

**BOTULISM**

BAT® [Botulism Antitoxin Heptavalent (A, B, C, D, E, F, G) – (Equine)]

**EBOLA**

Ebanga™* (ansuvimab-zykl)

### COMMERCIAL

**OPIOID OVERDOSE EMERGENCY**

NARCAN® Nasal Spray 4 mg (naloxone HCl)

KLOXXADO® Nasal Spray 8 mg (naloxone HCl)

## PUBLIC HEALTH THREAT PREPAREDNESS AND RESPONSE SOLUTIONS

DRUG SUBSTANCE (DS)

DEVELOPMENT SERVICES (DVS)

DRUG PRODUCT (DP)

**Technology Platform**

- Mammalian
- Viral
- Plasma Protein

### BIOSERVICES

## SERVICES BUSINESS

PROPRIETARY AND CONFIDENTIAL 6

Our Multi-Year Transformation

Three-Step Transformation Plan Key Financial Stabilization Priorities STEP 01 STEP 02 STEP 03 Turnaround - EXECUTING 2024 & 2025 focused on profitable growth and improved operating performance Enable growth and seek new opportunities aligned with our internal capabilities Elevate our business lines for today's competitive landscape Create long-term and sustainable value for shareholders Continue to be a leader in public health Transform 2026+ strategic transformation for long-term growth and profitability Stabilize - Complete Strengthened engagement across internal and external stakeholders around our mission Stabilized profitability and balance sheet financials; reduce debt Exceeded expectations of timeline for completing stabilize phase

EMERGENT

# Achieved Critical Stabilization Milestones in 2024[1]

Financial Stabilization Priorities

| Successfully Achieved Objectives | Results Thru Q3 |
|---|---|
| ✓ Reduced net debt versus 2023 year-end | • Gross debt lowered \$167M, or 19%; Net debt[2] lowered \$206M, or 27% |
| ✓ Refinanced debt and extended maturity | • New term loan \$250M due 2029; satisfied prior credit facility<br>• New ABL revolver due in 2029 provides access to \$100M of additional liquidity |
| ✓ Improved operating performance and profitability | • Realization of cost-savings & financial efficiencies (\$130M annualized savings) |
| ✓ Improved net working capital | • \$98M reduction vs. prior quarter; \$100M reduction YoY[2] |
| ✓ Conducted asset divestitures | • \$117M in completed asset sales of Camden, RSDL, Canton Facility |
| ✓ Streamlined site network | • Significant restructuring efforts; optimization/focus on Winnipeg & Lansing |
| ✓ Continued focus on MCM and NARCAN® Nasal Spray as core business drivers | • Several new contract awards and orders across majority of MCM portfolio<br>• Continued performance in public interest and retail channels for NARCAN® Nasal Spray |
| ✓ Sharpened strategy on growth drivers | • Mpox expanded indication FDA approval for ACAM2000®<br>• Appointed new SVP, Head of R&D, CMO executive leader |
| ✓ Resolved certain legal & quality legacy matters; continued to lead with integrity through quality & compliance enterprise values and actions | • Received \$50M in Janssen settlement<br>• Successfully achieved NAI status for Baltimore-Camden facility and for Baltimore-Bayview facility<br>• Granted preliminary approval by the Court regarding the settlement of legacy COVID securities class action litigation |

1. All financial information incorporated within this presentation is unaudited.
2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures.

PROPRIETARY AND CONFIDENTIAL

9

EMERGENT

# Stronger Financial Position Driven By 2024 Achievements[1]

## Key Accomplishments

**Streamlined Business & Completed $117M of Asset Sales**
- **$75M** for the sale of RSDL® to SERB
- **$35M** for the sale of Baltimore-Camden facility to Bora, plus significant headcount reduction
- **$7M** for the sale of an underutilized warehouse in Canton, MA

**$50M** received from Janssen Settlement

**$98M** improvement in Net Working Capital versus Q2 2024[2]

**~$250M** of Cost structure optimization savings since January 2023
- **$130M** of annualized savings announced in 2024

**$30M** across two milestone payments from Bavarian Nordic

**Refinanced Debt & Extended Maturity until 2029**
- Entered into **$250M** Term Loan with Oak Hill Advisors
- Closed **$100M** ABL Revolver led by Wells Fargo

## Positive Outcomes



Material Debt Reduction ($ Millions)
Gross Debt
Net Debt(2)
($167)/(19%)
($206)/(27%)
$868
$757
$701
$551
2023 Year End
September 30, 2024

**Credit Rating Upgrades**
- Moody's **B3** from Caa1
- S&P Global **B-** from CCC

**Removed Going Concern Qualification**

1. All financial information incorporated within this presentation is unaudited.
2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures.

PROPRIETARY AND CONFIDENTIAL 10

Streamlined Toward a Leaner Site Network, While Maintaining Capabilities to Meet/Exceed All Customer and Product Demand PROPRIETARY AND CONFIDENTIAL

Strengthened Product Portfolio & Future Growth Drivers

New Announcement: Expanding Naloxone Distribution with KLOXXADO® Nasal Spray Secured commercial rights to KLOXXADO® Nasal Spray 8 mg from Hikma Pharmaceuticals in U.S. and Canada Broadens access, availability and distribution of intranasal naloxone to help save lives from opioid overdose Will soon be available through Emergent’s proprietary and best-in-class NarcanDirect™ distribution network Creating a seamless “purchasing experience” for customers NARCAN® Nasal Spray 4 mg remains a critical tool in the fight and KLOXXADO® Nasal Spray 8 mg is an additional naloxone solution PROPRIETARY AND CONFIDENTIAL

EMERGENT

# Opioid Overdose Epidemic Remains Top Priority in U.S. & Canada

## Strong Ongoing Bipartisan Support

**CDC reports overdose deaths decreased by 3% between May '23-'24; Making progress, but opioid overdose deaths remain high with 80,000+ American lives lost.** [1]

- Opioid poisonings are the leading cause of accidental death in the U.S.
  - 105,000+ lives lost in 2023, of which 8 in 10 were opioid related.
  - In 2023, approximately 230 lives lost each day due to opioid overdose.[1]
- PHAC reports in January to March 2024, 84% of apparent opioid poisoning deaths occurred in British Columbia, Alberta and Ontario with approximately 72% of these in males, 31% in the age 30-39 years age range.[2]

- Opioid settlement $54+B flowing into states over next 10-15 years
- Demand for naloxone is expected to increase as the epidemic continues and federal/state programs prioritize the crisis
- In terms of programs that facilitate access to naloxone, the following figures were allocated in 2024:
  - Substance Use Prevention, Treatment, and Recovery Services Block Grant (SUBG): $1.928B
  - State Opioid Response Grants: $1.575B
- Greater policy focus to stock naloxone in public buildings, such as schools, as seen in many states

1. Centers for Disease Control and Prevention. Provisional Drug Overdose Death Counts. https://www.cdc.gov/nchs/nvss/vsrr/drug-overdose-data.htm. Accessed September 26, 2024.
2. Opioid- and Stimulant-related Harms in Canada. 2024; Research and Data report. Available at: https://health-infobase.canada.ca/substance-related-harms/opioids-stimulants/. Accessed October 4 2024.

PROPRIETARY AND CONFIDENTIAL 14

NARCAN® Nasal Spray – Making Progress Through Increased Access and Awareness Efforts NARCAN® Nasal Spray Impact: Public interest channel volume is up 14% YTD vs. last year NARCAN® Nasal Spray volumes up 7% YTD Strive to offer best-in-class NARCANDirect™ distribution network; opened new West Coast Distribution Center Serve 18,000 end points within 2 days delivery Broadened OTC access via retailers, public places, businesses and workplaces Support of ‘White House Challenge to Save Lives from Overdose’ through workplace and public safety measures Expanding public awareness and education through Ready to Rescue campaign PROPRIETARY AND CONFIDENTIAL All volume data as of 9/30/24 ¹Centers for Disease Control and Prevention. Provisional Drug Overdose Death Counts. Available at: https://www.cdc.gov/nchs/nvss/vsrr/drug-overdose-data.htm. Updated May 2024. Accessed Jan 2025.

Commercial Products | Future Growth Drivers Acquired commercial rights to KLOXXADO® Nasal Spray 8 mg naloxone product Naloxone line extensions; kitting opportunities Potential international partnership ventures; market expansion PROPRIETARY AND CONFIDENTIAL

U.S. Government | Preparedness Strategy PROPRIETARY AND CONFIDENTIAL On-Going High-Risk Threat Preparedness Final FY 2024 Congressional Funding Figures Key PHEMCE Priority Threats Strategic National Stockpile (SNS) $1.015 Billion $980 Million $825 Million Administration for Strategic Preparedness & Response (ASPR) Biomedical Advanced Research and Development Authority (BARDA) Project BIOSHIELD Special Reserve Fund (SRF) Anthrax Smallpox Botulism Strong Ongoing Bipartisan Support Department of Defense (DOD) Mandatory funding for BioThrax®

Medical Countermeasures – Critical to Public Health Preparedness & Response The world is facing an ever-growing number of public health threats; WHO declares 2024 Mpox surge a ‘public health emergency of international concern.’ Trust for America's Health’s new report entitled "Blueprint for Strengthening Public Health 2024”discussed MCMs as a crucial aspect of health security preparedness and calls for new investments in the development, production, and distribution of vaccines, therapeutics, and other essential tools needed to combat public health emergencies. WHO_https://www.who.int/publications/m/item/multi-country-outbreak-of-mpox--external-situation-report-40--13-october-2024’ accessed October 30. Key Highlights: Received ~$550M in new MCM contract modification awards during 2024 Awarded procurement contract valued up to $235.8M to supply BioThrax® (Anthrax Vaccine Adsorbed) – Pre & Post exposure military personnel U.S. FDA approval of ACAM2000® vaccine for expanded Mpox indication WHO EUL submission for Mpox response Donated 50,000 doses of ACAM2000® to Direct Relief Awarded 10-year contract by BARDA for development, manufacturing scale-up, and procurement of Ebanga™, a treatment for Ebola: $41M contract modification awarded in 2024 for continued development $16.7M contract modification awarded in 2025 for continued development TEMBEXA® (brincidofovir) Panther, Africa CDC MOSA (MpOx) Study Ongoing USG and allied government discussions with stakeholders surrounding sustainment of product and preparedness capabilities PROPRIETARY AND CONFIDENTIAL

MCM Products | Future Growth Drivers PROPRIETARY AND CONFIDENTIAL

Summary Financials & 2025 Turnaround Plan

Significantly Improved Financial Metrics in Q31, 4 $ in Millions + $377 ($98) Cash Cash $100 Revolver Availability $12 Revolver Availability $82 $250 +$168 Turned Around Operating Cash Flow2 Much Lower Net Leverage3,4 Stronger Liquidity Reduced Net Working Capital4 All financial information incorporated within this presentation is unaudited. Operating Cash Flow presented for the nine months ended September 30, 2024 and 2023. Net Debt divided by Trailing Twelve Month Adjusted EBITDA. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. PROPRIETARY AND CONFIDENTIAL

2025 Catalysts to Enable Growth Internal Capabilities: Mpox public health threat – ACAM2000® Emergency Use Listing with the WHO Bavarian Nordic Chikungunya approval milestone payments U.S. & International MCM orders and opportunities Business Development: KLOXXADO® Nasal Spray 8 mg nasal naloxone PROPRIETARY AND CONFIDENTIAL

Advancing Our Turnaround Plan in 2025 Reinforcing the highest standards of patient safety, quality and compliance Leveraging bipartisan support to drive our business forward Enabling growth of existing segments to maintain revenue diversification Seeking new opportunities aligned to our internal capabilities Strategically focusing on international expansion efforts Elevating our business lines for today's competitive landscape PROPRIETARY AND CONFIDENTIAL We believe we are well-positioned to create lasting value for customers, patients and shareholders.

 Q&A

Appendix

In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these financial measures are considered not in conformity with GAAP (“non-GAAP financial measures”) under the United States Securities and Exchange Commission (“SEC”) rules. Specifically, we have referred to the following non-GAAP financial measures: Adjusted Net Income (Loss) Adjusted EBITDA Total Segment Revenues Total Segment Gross Margin Total Segment Gross Margin % Total Segment Adjusted Gross Margin Total Segment Adjusted Gross Margin % Segment Adjusted Gross Margin Segment Adjusted Gross Margin % Net Debt Net Leverage Ratio Net Working Capital We define Adjusted Net Income (Loss) , which is a non-GAAP financial measure, as net income (loss) excluding the impact of changes in fair value of financial instruments, acquisition and divestiture-related costs, severance and restructuring costs, settlement charges, net, exit and disposal costs, impairment charges, gain (loss) on sale of business, non-cash amortization charges, contingent consideration milestones, and other income (expense) items. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income (loss) before income tax provision (benefit), interest expense, net, depreciation, amortization of intangible assets, excluding the impact of changes in fair value of financial instruments, acquisition and divestiture-related costs, severance and restructuring costs, settlement charges, net, exit and disposal costs, impairment charges, gain (loss) on sale of business, non-cash amortization charges, contingent consideration milestones and other income (expense) items. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provides management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry, although it may be defined differently by different companies. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provides management and investors with additional information for comparison of our operating results with the operating results of other companies. End Notes: Non-GAAP Financial Measures

End Notes: Non-GAAP Financial Measures (Continued) We have included the definitions of Segment Gross Margin and Segment Gross Margin %, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures presented in this presentation. We define Segment Gross Margin, as a segment's revenues, less a segment's cost of sales or services. We define Segment Gross Margin %, as Segment Gross Margin as a percentage of a segments revenues. We define Segment Adjusted Gross Margin, which is a non-GAAP financial measure as Segment Gross Margin excluding the impact of restructuring costs, changes in the fair value of financial instruments, settlement charges, net and inventory step-up provision. We define Segment Adjusted Gross Margin %, which is a non-GAAP financial measure, as Segment Adjusted Gross Margin as a percentage of a segment's revenues. We define Total Segment Revenues, which is a non-GAAP financial measure, as our Total Revenues, less contracts and grants revenue, which is also equal to the sum of the revenues of our reportable operating segments. We define Total Segment Gross Margin, which is a non-GAAP financial measure, as Total Segment Revenues less our aggregate cost of sales or services. We define Total Segment Gross Margin %, which is a non-GAAP financial measure, as Total Segment Gross Margin as a percentage of Total Segment Revenues. We define Total Segment Adjusted Gross Margin, which is a non-GAAP financial measure, as Total Segment Gross Margin, excluding the impact of restructuring costs, settlement charges, net, changes in the fair value of financial instruments and inventory step-up provision. We define Total Segment Adjusted Gross Margin %, which is a non-GAAP financial measure, as Total Segment Adjusted Gross Margin as a percentage of Total Segment Revenues. We define Net Debt, which is a non-GAAP financial measure, as our total debt less our cash and cash equivalents. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's ability to pay its debts. We define Net Leverage Ratio, which is a non-GAAP financial measure, as our Net Debt divided by our Trailing Twelve Month Adjusted EBITDA. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's current borrowing capabilities. We define Net Working Capital, which is a non-GAAP financial measure, as the difference between our current assets, excluding cash and cash equivalents and our current liabilities, excluding debt, current portion. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's ability to pay it's current obligations. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com.

EMERGENT

# Product Portfolio | Key Product Details

| Product | FDA Approved | Production | Contract Terms | 2024 Award | Current Markets |
|---|---|---|---|---|---|
| **NARCAN® Nasal Spray** - Opioid Overdose | ✓ | 3rd party | In-Year Procurement | ✓ | US \| CAN |
| **ANTHRASIL®** - Anthrax | ✓ | Winnipeg | In-Year Procurement | | US \| CAN |
| **CYFENDUS®** - Anthrax | ✓ | Lansing | 10 Yr thru 2026* | ✓ | US |
| **BioThrax®** - Anthrax | ✓ | Lansing | 5 Yr Base + 5 Extension thru 2033* | ✓ | US \| CAN \| FRA \| GER \| SGP |
| **Raxibacumab®** - Anthrax | ✓ | N/A | N/A | | US |
| **ACAM2000®** - Smallpox & Mpox | ✓ | Canton / Rockville | 10 Yr thru 2029* | ✓ | US \| AUS \| SGP \| CAN |
| **VIGIV®** - Smallpox | ✓ | Winnipeg | 10 Yr thru 2029* | ✓ | US \| CAN |
| **TEMBEXA®** - Smallpox | ✓ | 3rd party | 10 Yr thru 2029* | ✓ | US \| CAN |
| **BAT®** - Botulism | ✓ | Winnipeg | 10 Yr thru 2029* | ✓ | US \| CAN \| UKR \| SGP |
| **Ebanga™** - Ebola (Zaire) | | R&D Development | | ✓ | US |

** Procurement based on annual options being exercised*

PROPRIETARY AND CONFIDENTIAL 28

Total Segment Adjusted Gross Margin2 Total Segment Adjusted Gross Margin %2 Key Financial Performance Metrics Q3 YTD 2024 vs. Q3 YTD 20231 Total Revenues Adjusted EBITDA2 YTD 2023 YTD 2024 YTD 2023 YTD 2024 + 10% YoY + $131M & + 1,300 bps YoY + $188M YoY 33% 46% YTD 2023 YTD 2024 ($ in millions) YTD 2023 YTD 2024 All financial information incorporated within this presentation is unaudited. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. PROPRIETARY AND CONFIDENTIAL

Notable Revenue Elements Q3 2024 vs. Q3 20231 All financial information incorporated within this presentation is unaudited. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. generally accepted accounting principles. ($ in millions) Q3 2023 Q3 2024 % Change Product sales, net (2): NARCAN® $142.1 $95.3 (33)% Anthrax MCM 32.9 11.4 (65)% Smallpox MCM 24.7 132.7 437% Other Products 50.1 30.1 (40)% Total Product sales, net $249.8 $269.5 8% Bioservices: Services $13.2 $13.9 5% Leases 1.0 0.4 (60)% Total Bioservices revenues $14.2 $14.3 1% Contracts and grants $6.5 $10.0 54% Total revenues $270.5 $293.8 9%

Key Financial Performance Metrics Q3 2024 vs. Q3 20231 Total Revenues Adjusted EBITDA2 FINANCIALS ($ in millions) Q3 2023 Q3 2024 All financial information incorporated within this presentation is unaudited. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. Q3 2023 Q3 2024 Q3 2023 Q3 2024 Q3 2023 Q3 2024 38% 59% Total Segment Adjusted Gross Margin2 --- Total Segment Adjusted Gross Margin %2 + 9% YoY + $68M & + 2,100 bps YoY + $85M YoY

Segment Reporting Q3 2024 vs. Q3 20231 Revenue Segment Adjusted Gross Margin 2 --- Segment Adjusted Gross Margin % 2 Segment Adjusted Gross Margin 2 --- Segment Adjusted Gross Margin % 2 Revenue APPENDIX ($ in millions) COMMERCIAL PRODUCTS SEGMENT MCM PRODUCTS SEGMENT All financial information incorporated within this presentation is unaudited. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. Q3 2023 Q3 2023 Q3 2023 Q3 2023 Q3 2024 Q3 2024 Q3 2024 Q3 2024 58% 50% 36% Segment Adjusted Gross Margin 2 --- Segment Adjusted Gross Margin % 2 Revenue SERVICES SEGMENT Q3 2023 Q3 2023 Q3 2024 Q3 2024 (155)% (49)% 36% 73% Q3 2023 Q3 2024

Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) - Q3 2024 vs. Q3 2023 APPENDIX (unaudited, $ in millions) Three Months Ended September 30, 2024 2023 Source Net income (loss) $114.8 $(263.4) Adjustments: Non-cash amortization charges $9.7 $21.9 Amortization of intangible assets (IA), Other Income Changes in fair value of financial instruments (1.1) (1.1) Cost of MCM Products and Other Income (Expense) Impairments — 218.2 Impairment of long-lived assets and goodwill Severance and restructuring costs 6.3 20.6 Cost of MCM Products, Cost of Services, SG&A and R&D Inventory step-up provision 1.2 — Cost of MCM Products Loss (gain) on sale of business (64.3) 0.7 Other Income (Expense) Settlement charges, net 10.0 — Cost of Services and SG&A Contingent consideration milestones (30.0) — Other Income (Expense) Other expense (income), net items 6.7 — Other Income (Expense) Tax effect 22.9 (53.1) Total adjustments: $(38.6) $207.2 Adjusted net income (loss) $76.2 $(56.2)

Reconciliation of Net Loss to Adjusted Net Loss – YTD 2024 vs. YTD 2023 APPENDIX (unaudited, $ in millions) Nine Months Ended September 30, 2024 2023 Source Net loss $(159.3) $(711.0) Adjustments: Non-cash amortization charges $54.0 $65.0 Amortization of intangible assets (IA), Other Income Changes in fair value of financial instruments (0.5) (0.4) Cost of MCM Products and Other Income (Expense) Impairments 27.2 524.9 Impairment of long-lived assets and goodwill Severance and restructuring costs 22.9 34.5 Cost of MCM Products, Cost of Services, SG&A and R&D Inventory step-up provision 1.2 1.9 Cost of MCM Products Acquisition and divestiture costs — 2.8 SG&A Exit and disposal costs 13.3 6.1 R&D Loss (gain) on sale of business (24.3) (74.2) Other Income (Expense) Settlement charges, net 120.2 — Cost of Services and SG&A Contingent consideration milestones (30.0) — Other Income (Expense) Other expense (income), net items 9.8 — Other Income (Expense) Tax effect (49.2) (122.6) Total adjustments: $144.6 $438.0 Adjusted net income (loss) $(14.7) $(273.0)

Reconciliation of Net Income (Loss) to Adjusted EBITDA - Q3 2024 vs. Q3 2023 APPENDIX (unaudited, $ in millions) Three Months Ended September 30, 2024 2023 Net income (loss) $114.8 $(263.4) Adjustments: Depreciation & amortization $26.4 $27.9 Income taxes 27.6 (2.5) Total interest expense, net 7.7 19.4 Impairments — 218.2 Inventory step-up provision 1.2 — Changes in fair value of financial instruments (1.1) (1.1) Severance and restructuring costs 6.3 20.6 Loss (gain) on sale of business (64.3) 0.7 Settlement charges, net 10.0 — Contingent consideration milestones (30.0) — Other expense (income), net items 6.7 — Total adjustments $(9.5) $283.2 Adjusted EBITDA $105.3 $19.8

Reconciliation of Net Loss to Adjusted EBITDA – YTD 2024 vs. YTD 2023 APPENDIX (unaudited, $ in millions) Nine Months Ended September 30, 2024 2023 Net loss $(159.3) $(711.0) Adjustments: Depreciation & amortization $82.8 $95.5 Income taxes 44.0 34.3 Total interest expense, net 54.8 59.9 Impairments 27.2 524.9 Inventory step-up provision 1.2 1.9 Changes in fair value of financial instruments (0.5) (0.4) Severance and restructuring costs 22.9 34.5 Exit and disposal costs 13.3 6.1 Acquisition and divestiture costs — 2.8 Loss (gain) on sale of business (24.3) (74.2) Settlement charges, net 120.2 — Contingent consideration milestones (30.0) — Other expense (income), net items 9.8 — Total adjustments $321.4 $685.3 Adjusted EBITDA $162.1 $(25.7)

APPENDIX

EMERGENT

## Reconciliations of Total Revenues to Total Segment Revenues and of Segment and Total Segment Gross Margin and Gross Margin % to Segment and Total Segment Adjusted Gross Margin and Adjusted Gross Margin % - Q3 2024 vs. Q3 2023

| Three Months Ended September 30, 2024 (unaudited, in millions) | Commercial Products | MCM Products | Services | Total Segment | Contracts & Grants | Total Revenues |
|---|---|---|---|---|---|---|
| Revenues | $ 95.3 | $ 174.2 | $ 14.3 | $ 283.8 | $ 10.0 | $ 293.8 |
| Cost of sales or services | 47.2 | 54.0 | 21.4 | 122.6 | | |
| Gross margin | $ 48.1 | $ 120.2 | $ (7.1) | $ 161.2 | | |
| Gross margin % | 50 % | 69 % | (50) % | 57 % | | |
| Add back: | | | | | | |
| Inventory step-up provision | — | 1.2 | — | 1.2 | | |
| Restructuring costs | — | 4.9 | 0.1 | 5.0 | | |
| Adjusted gross margin | $ 48.1 | $ 126.3 | $ (7.0) | $ 167.4 | | |
| Adjusted gross margin % (1) | 50 % | 73 % | (49) % | 59 % | | |

| Three Months Ended September 30, 2023 (unaudited, in millions) | Commercial Products | MCM Products | Services | Total Segment | Contracts & Grants | Total Revenues |
|---|---|---|---|---|---|---|
| Revenues | $ 142.1 | $ 107.7 | $ 14.2 | $ 264.0 | $ 6.5 | $ 270.5 |
| Cost of sales or services | 60.0 | 72.5 | 44.3 | 176.8 | | |
| Gross margin | $ 82.1 | $ 35.2 | $ (30.1) | $ 87.2 | | |
| Gross margin % | 58 % | 33 % | (212) % | 33 % | | |
| Add back: | | | | | | |
| Changes in fair value of contingent consideration | $ — | $ (1.1) | $ — | $ (1.1) | | |
| Restructuring costs | — | 5.0 | 8.1 | 13.1 | | |
| Adjusted gross margin | $ 82.1 | $ 39.1 | $ (22.0) | $ 99.2 | | |
| Adjusted gross margin % | 58 % | 36 % | (155) % | 38 % | | |

37

APPENDIX

EMERGENT

## Reconciliations of Total Revenues to Total Segment Revenues and of Segment and Total Segment Gross Margin and Gross Margin % to Segment and Total Segment Adjusted Gross Margin and Adjusted Gross Margin % – YTD 2024 vs. YTD 2023

| Nine Months Ended September 30, 2024 (unaudited, in millions) | Commercial Products | MCM Products | Services | Total Segment | Contracts & Grants | Total Revenues |
|---|---|---|---|---|---|---|
| **Revenues** | $ 333.8 | $ 393.0 | $ 97.5 | $ 824.3 | $ 24.6 | $ 848.9 |
| **Cost of sales or services** | 152.7 | 147.3 | 263.3 | 563.3 | | |
| **Gross margin** | $ 181.1 | $ 245.7 | $ (165.8) | $ 261.0 | | |
| **Gross margin %** | 54 % | 63 % | (170) % | 32 % | | |
| **Add back:** | | | | | | |
| Changes in fair value of financial instruments | $ — | $ 0.6 | $ — | $ 0.6 | | |
| Inventory step-up provision | — | 1.2 | — | 1.2 | | |
| Settlement charges, net | — | — | 110.2 | 110.2 | | |
| Restructuring costs | — | 7.5 | 0.3 | 7.8 | | |
| **Adjusted gross margin** | $ 181.1 | $ 255.0 | $ (55.3) | $ 380.8 | | |
| **Adjusted gross margin %**[1] | 54 % | 65 % | (57) % | 46 % | | |

[1] Total Segment results for the nine months ended September 30, 2024 includes $50.0 million attributable to the Settlement Agreement with Janssen. The revenue and cost of services is related to raw materials purchased for the Janssen Agreement which Janssen had not reimbursed. Excluding the impacts of the Settlement Agreement, Total Segment Adjusted Gross Margin % would have been 3% higher for the nine months ended September 30, 2024.

| Nine Months Ended September 30, 2023 (unaudited, in millions) | Commercial Products | MCM Products | Services | Total Segment | Contracts & Grants | Total Revenues |
|---|---|---|---|---|---|---|
| **Revenues** | $ 386.2 | $ 309.2 | $ 57.7 | $ 753.1 | $ 19.6 | $ 772.7 |
| **Cost of sales or services** | 160.2 | 208.4 | 151.7 | 520.3 | | |
| **Gross margin** | $ 226.0 | $ 100.8 | $ (94.0) | $ 232.8 | | |
| **Gross margin %** | 59 % | 33 % | (163) % | 31 % | | |
| **Add back:** | | | | | | |
| Changes in fair value of contingent consideration | $ — | $ (0.4) | $ — | $ (0.4) | | |
| Inventory step-up provision | — | 1.9 | — | 1.9 | | |
| Restructuring costs | — | 7.0 | 8.1 | 15.1 | | |
| **Adjusted gross margin** | $ 226.0 | $ 109.3 | $ (85.9) | $ 249.4 | | |
| **Adjusted gross margin %** | 59 % | 35 % | (149) % | 33 % | | |

38

Reconciliation of Total Debt to Net Debt1 and Leverage Ratio to Net Leverage Ratio APPENDIX (unaudited, $ in millions) As of As of As of September 30, 2024 September 30, 2023 December 31, 2023 Total debt $700.8 $866.3 $868.4 Less: Cash and cash equivalents 149.9 87.8 111.7 Net debt $550.9 $778.5 $756.7 Trailing twelve months ended Trailing twelve months ended September 30, 2024 September 30, 2023 Net loss Nine months ended September 30, 2024 and 2023 $(159.3) $(711.0) Plus: Year ended Decemeber 31, 2023 and 2022 (760.5) (211.6) Less: Nine months ended September 30, 2023 and 2022 (711.0) (144.6) Twelve months ended September 30, 2024 and 2023 $(208.8) $(778.0) Trailing twelve month adjustments: Depreciation & amortization 112.4 131.1 Income taxes 39.0 39.9 Total interest expense, net 75.8 70.6 Impairments 27.2 531.6 Inventory step-up provision 3.2 53.3 Changes in fair value of financial instruments 0.1 (0.2) Severance and restructuring costs 21.8 34.5 Exit and disposal costs 19.7 6.1 Acquisition and divestiture costs 1.9 3.5 Loss (gain) on sale of business (24.3) (74.2) Settlement charges, net 120.2 — Contingent consideration milestones (30.0) — Other expense (income), net items 7.3 — Total adjustments $374.3 $796.2 Trailing twelve month adjusted EBITDA $165.5 $18.2 Net Leverage Ratio 3.3 $42.8 Debt amount indicated on the Company’s balance sheet is net of unamortized debt issuance costs of $38.2M as of September 30, 2024, $4.5M as of September 30, 2023 and $1.6M as of June 30, 2024.

Reconciliation of Working Capital to Net Working Capital APPENDIX (unaudited, $ in millions) As of As of As of September 30, 2024 June 30, 2024 September 30, 2023 Working Capital $431.5 $34.8 $56.8 Less: Cash and cash equivalents 149.9 69.7 87.8 Add: Debt, current portion1 0.8 415.2 413.6 Net working capital $282.4 $380.3 $382.6 Debt, current portion indicated on the Company’s balance sheet is net of no current unamortized debt issuance costs of as of September 30, 2024, $1.5 million current unamortized debt issuance costs as of June 30, 2024 and $9.4 million unamortized debt issuance costs as of September 30, 2023.